EXHIBIT 10.2

THIRD SUPPLEMENTAL INDENTURE
dated as of May 27, 2015
among
Black Knight InfoServ, LLC (f/k/a Lender Processing Services, Inc.),
Black Knight Lending Solutions, Inc.,
The Guarantors Party Hereto
and
U.S. Bank National Association,
as Trustee
5.75%
Senior Notes due
2023

THIS THIRD SUPPLEMENTAL INDENTURE (the “Supplemental Indenture”), entered into as of May 27, 2015, among: (i) Black Knight InfoServ, LLC, a Delaware limited liability company, as issuer (f/k/a Lender Processing Services, Inc., the “Issuer”), Black Knight Lending Solutions, Inc., a Delaware corporation and wholly-owned subsidiary of the Issuer, as co-issuer (together with the Issuer, the “Issuers”), (ii) Fidelity National Commerce Velocity, LLC, a Delaware limited liability company, Black Knight Financial Technology Solutions, LLC, a Delaware limited liability company, Black Knight IP Holding Company, LLC, a Delaware limited liability company, Black Knight National TaxNet, LLC, a Delaware limited liability company, Black Knight Data & Analytics, LLC, a Delaware limited liability company, Black Knight Real Estate Data Solutions, LLC, a California limited liability company, Property Insight, LLC, a California limited liability company, Black Knight Real Estate Group, LLC, a Delaware limited liability company, Espiel, LLC, a Delaware limited liability company, McDash Analytics, LLC, a Colorado limited liability company, Black Knight Technology Solutions, LLC, a Delaware limited liability company, Black Knight Management Services, LLC, a Delaware limited liability company, and Black Knight Origination Technologies, LLC, a Delaware limited liability company (each, an “Undersigned”), and (iii) U.S. Bank National Association, as trustee (the “Trustee”).

RECITALS
WHEREAS, the Issuers, the Guarantors party thereto and the Trustee entered into the Indenture, dated as of October 12, 2012 (as amended or supplemented to date, the “Indenture”), relating to the Issuers’ 5.75% Senior Notes due 2023 (the “Notes”);
WHEREAS, as a condition to the Trustee entering into the Indenture and the purchase of the Notes by the Holders, the Issuers agreed pursuant to the Indenture to cause Restricted Subsidiaries to provide Guaranties in certain circumstances.
AGREEMENT
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties to this Supplemental Indenture hereby agree as follows:
Section 1.01. Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.
Section 2.01. Each Undersigned, by its execution of this Supplemental Indenture, agrees to be a Guarantor under the Indenture and to be bound by the terms of the Indenture applicable to Guarantors, including, but not limited to, Article 10 thereof.
Section 3.01. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Section 4.01. This Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument.
Section 5.01. This Supplemental Indenture is an amendment supplemental to the Indenture and the Indenture and this Supplemental Indenture will henceforth be read together.

IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed as of the date first above written.

Black Knight Infoserve, LLC, as Issuer

By:	/s/ Michael L. Gravelle
Name:	Michael L. Gravelle
Title:	Executive Vice President, General Counsel and Corporate Secretary

Black Knight Lending Solutions, Inc., as Co-Issuer

By:	/s/ Michael L. Gravelle
Name:	Michael L. Gravelle
Title:	Executive Vice President, General Counsel and Corporate Secretary

Fidelity National Commerce Velocity, LLC
Black Knight Financial Technology Solutions, LLC
Black Knight IP Holding Company, LLC
Black Knight National TaxNet, LLC
Black Knight Data & Analytics, LLC
Black Knight Real Estate Data Solutions, LLC
Property Insight, LLC
Black Knight Real Estate Group, LLC
Espiel, LLC
McDash Analytics, LLC
Black Knight Technology Solutions, LLC
Black Knight Management Services, LLC
Black Knight Origination Technologies, LLC

as Guarantors
By:	/s/ Michael L. Gravelle
Name:	Michael L. Gravelle
Title:	Executive Vice President, General Counsel and Corporate Secretary

U.S. Bank National Association, as Trustee

By:	/s/ Jack Ellerin
Name:	Jack Ellerin
Title:	Vice President